                   EX-10.14
           Extension and Eighth Amendment of Contract


                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES

Extension and Eighth Amendment Agreement made and entered into on the date expressed at the end of this document by and between the BOARD OF EDUCATION OF THE CITY OF NEW YORK ("BOE"), 110 Livingston Street, Brooklyn, New York 11201, and the Contractor whose signature appears at the end of this document (the Contractor")

                              W I T N E S S E T H:

In consideration of the following stipulations, terms and conditions, the parties to this Extension and Eighth Amendment Agreement agree as follows:

     W H E R E A S in 1979 the BOE publicly solicited competitive bids for the transportation of special education pupils under Contract Serial No. 0070 and Contract Serial No. 8108; and,

     W H E R E A S at divers times thereafter from 1982 through 1964, the BOE publicly solicited competitive bids for similar services under Contract Serial Nos. G8805, G8891, G8893, G9301 and G9325, which contracts have incorporated, as of their dates, provisions which are counterparts of the provisions of contracts under Serial Nos. 0070 and 8108 as they then read; and,

     W H E R E A S the Contractor submitted a bid(s) under one or more of the aforementioned contract serial numbers and was duly awarded a contract(s) including certain Employee Protection Provisions for the transportation of special education pupils; and,

     W H E R E A S during the period of September 10, 1979 through December 21, 1979, the Contractor did not provide escort services for special education pupils; but, under an emergency contract entered into by and with the BOE, such escort services have been supplied since that time; and,

     W H E R E A S the New York State Legislature enacted Chapter 737 of the Laws of 1979 ("Chapter 737") and the parties have desired to amend the Contract to implement Chapter 737 and be subject to its terms; and,

     W H E R E A S the BOE elected fairly and reasonably on the basis of the best interests of the school district not to extend the terms of all contracts under Serial Nos. G8893 and G9301; and,

     W H E R E A S the original terms of all contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9301 would have expired on June 30, 1982 unless extended, and G9325 would have expired on June 30, 1984 unless extended and
Section 305, Paragraph 14 (a) of the State Education Law authorizes extensions and provides a method for appropriate payment increases; and,

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     W H E R E A S in 1982 the BOE and the Contractors agreed to amend and extend all Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 contracts through June 30, 1984; and,

     W H E R E A S in 1984 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 contracts through June 30, 1987; and,

     W H E R E A S in 1987 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 contracts through June 30, 1990; and,

     W H E R E A S in 1990 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 contracts through June 30, 1993; and,

     W H E R E A S in 1993 the BOE and the Contractors agreed to amend and extend further all Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 contracts through June 30, 1996; and,

     W H E R E A S in 1994 the BOE publicly solicited competitive bids for the transportation of special education pupils under Contract Serial Nos. 7165, 7200 and 7291 whose original terms shall expire on June 30, 1997, unless extended; and,

     W H E R E A S in 1995 the City of New York, the BOE, the Contractors, and delegates of the Amalgamated Transit Union, Local Division 1181-1061, the Transit Workers Union, Local 100, and various other labor organizations that represent school bus workers entered into negotiations to deal with the increasing costs of school bus service in the face of markedly diminished City and school district financial resources; and, the City of New York, the BOE, the Contractors, and the labor organizations reached an accord that averted the possibility of school bus service interruptions and that produced significant prospective cost savings for the City and the BOE; and,

     W H E R E A S the said accord reached among the City of New York, the BOE, the Contractors, and delegates of the Amalgamated Transit Union, Local Division 1181-1061, the Transit Workers Union, Local 100, and various other labor organizations calls for modification to the terms, conditions and specifications of existing extension and amendment agreements under Serial Nos. 0070, 8108, G8805, G8891, G9301 and G9325 and all contracts under Serial Nos. 7165, 7200 and 7291 to take effect during the current term periods of such extension and amendment agreements and contracts starting as of July 1, 1995 or September 1, 1995,

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


depending upon the particular contract or agreement serial number; and,

     W H E R E A S the BOE now determines that all contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325 should be still further amended and extended through June 30, 2000, and that all contracts under 7165, 7200, and 7291 should be initially amended and extended through June 30, 2000, and the Contract does hereby so agree, acknowledge and stipulate; and,

     W H E R E A S in 1991, the BOE Office of Auditor General ("OAG") commenced a currently continuing review and audit of annual rate increases paid to contractors during the school years 1986-87 through 1994-95 pursuant to provisions in previous and existing Extension and Amendment Agreements as allowed by State Education Law ss.305, Sub-division 14(a); and this audit has resulted in the release of preliminary findings which proposed various adjustments to the daily rates per vehicle of many Contractors as well as the recovery of alleged overpayments from some of the Contracts; and,

     W H E R E A S some of the contractors have instigated litigation in the Supreme Court of the State of New York in New York County under the Index No. 20841/92 (IAS Part 17, Justice Goodman) to prevent the BOE from acting upon the OAG's findings to adjust daily vehicles rates prospectively and to recover alleged overpayments, which litigation is still pending either judicial resolution or settlement, and which the Contractor does hereby agree, confess, acknowledge and stipulate that he/she/it has been apprised fully of such litigation; and,

     W H E R E A S the parties mutually desire to make this extension agreement and amendment to the aforesaid contracts as heretofore amended and extended ("the Contract");

     N 0 W T H E R E F 0 R E, the parties whose names and signatures appear at the end of this document do hereby further agree and covenant as follows:

(A) (1) TERM OF EXTENSION AGREEMENT. All references to the termination of the Contract, by whatever terminology, shall be deemed hereafter to read "June 30, 2000, unless further extended;" provided however, that if, prior to 5:00 P.M. on December 19, 1995, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1996, the Contract shall so terminate; and, provided further, that if the Contractor has not, in December 1995, exercised the option to terminate, then if prior to 5:00 PM on December 19, 1996, the Contractor shall have exercised an option to

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


terminate the Contract as of June 30, 1997, the Contract shall so terminate; and provided further that if the Contractor shall not have exercised an option to terminate, then if prior to 5:00 PM on December 19, 1997, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1998, the Contractor shall so terminate; and provided further that if the Contractor shall not have exercised an option to terminate, then if prior to 5:00 PM on December 19, 1998, the Contractor shall have exercised an option to terminate the Contract as of June 30, 1999, the Contractor shall so terminate; and, provided still further, that the Contractor's aforementioned December option to terminate effective June 30th next succeeding may be exercised by a Contractor only if the Contractor demonstrates that its insurance premiums including any Automobile Insurance Plan (AIP) surcharges and excess pass-along costs for the minimum liability coverage required by the Contract will have increased as of January 1, 1995 more than six-percent (6%) over the January 1, 1994 premiums, and as of January 1, 1996 more than seven percent (7%) over the January 1, 1995 premiums and as of January 1, 1997, more than (7%) over the January 1, 1996, premiums and as of January 1, 1998, more than (7%) over the January 1, 1997 premiums.

     (2) To be effective the Contractor's Notice of Exercise of the Option to Terminate must be received at the Office of the Director of the Office of Pupil Transportation, in writing signed by the Contractor, by the date and time specified.

     (3) If the Contractor fails to comply strictly with the above requirements the Contract shall continue without interruption.

(B) ARTICLE V - A entitled, "PAYMENT DURING PERIOD OF EXTENSION," is hereby amended to read as follows for the period of this Extension and Amendment
Agreement:

                    V - A. PAYMENT DURING PERIOD OF EXTENSION

     (1) Notwithstanding the provisions of Article V, during this Extension Period the daily rate per vehicle will be deemed to be augmented each year according to the following formulae subject to the Director's approval of all or any portion(s) of the Contractor's claims in the below described annual Cost Justification Financial Statements:

          (a) (1) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, during the Fourteenth Extension Year of July 1, 1995 through June 30, 1996, each Contractor's daily rates per vehicle

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               shall be equal to ninety-eight-and-one-half per cent (98.5%) of the daily rates per vehicle provided in extension and amendment agreements of the Contracts which are in effect for the Extension Year of July 1, 1994 through June 30, 1995.

               (2) For Contracts under Serial Nos. 7165, 7200, and 7291, during the Second Contract Year of July 1, 1995 through June 30, 1996, each Contractor's daily rates per vehicle and per escort shall be equal to ninety-eight and one-half percent (98.5%) of the daily rates per vehicle and per escort as originally quoted by the Contractor in 1994.

          (b) (1) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, during the Fifteenth Extension Year of July 1, 1996 through June 30, 1997, each Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase: (i) the same percentage by which the Consumer Price Index as of May 1996 shall have increased over the Consumer Price Index as of May 1995; (ii) two-and-two-tenths per cent (2.2%) over the base daily rates per vehicle paid during the Extension Year of July 1, 1995 through June 30, 1996; or, (iii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Extension Year of July 1, 1995 through June 30, 1996 shall have increased over each Contractor's actual costs during the Extension Years of July 1, 1993 through June 30, 1994.

               (2) For Contracts under Serial Nos. 7165, 7200, and 7291, during the Third Contract Year of July 1, 1996 through June 30, 1997, each Contractor's daily rates per vehicle and per escort shall resume equality to one hundred percent (100%) of the daily rates per vehicle and per escort as originally quoted by each such Contractor in 1994.

          (c) (1) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, during the Sixteenth Extension Year of July 1, 1997 through June 30, 1998, each Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase: (i) the same percentage

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               by which the Consumer Price Index as of May 1997 shall have increased over the Consumer Price Index as of May 1996; (ii) two-and-six-tenths percent (2.6%) over the base daily rates per vehicle paid during the Extension Year of July 1, 1996 through June 30, 1997; or (iii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Extension Year of July 1, 1996 through June 30, 1997 shall have increased over each Contractor's actual costs during the Extension Year of July 1, 1995 through June 30, 1996, plus the percentage of each Contractor's actual cost increases from the Extension Year of July 1, 1995 through June 30, 1996 over the Extension Year of July 1, 1993 through June 30, 1994 to the extent that such percentage exceeded two-and-two-tenths percent (2.2%) and was consequently disallowed for the Extension Year of July 1, 1996 through June 30, 1997. (1)

               (2) For Contracts under Serial Nos. 7165, 7200, and 7291, during the First Extension Year of July 1, 1997 through June 30, 1998, each Contractor's daily rates per vehicle and per escort shall be deemed to be augmented by an amount not to exceed whichever of the following represents the least amount of actual increase: (i) the same percentage by which the Consumer Price Index as of May 1997 shall have increased over the Consumer Price Index as of May 1996; (ii) two-and-six-tenths percent (2.6%) over the base daily rates per vehicle paid during the Contract Year of July 1, 1996 through June 30, 1997; or (iii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Contract Year of July 1, 1996 through June 30, 1997 shall have increased over each Contractor's actual costs during the Contract Year of July 1, 1995 through June 30, 1996.

          (d) (1) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, during the Seventeenth Extension Year of July 1, 1998 through June 30,

----------
     (1) This "cost carry-forward" is allowed only for that percentage of the Contractor's cost increases from the Fourteenth over the Twelfth Extension Years that exceeded two-and-two-tenths percent (2.2%) and it is allowed due to such a low fixed rate hike cap.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               1999, each Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase: (i) the same percentage by which the Consumer Price Index as of May 1998 shall have increased over the Consumer Price Index as of May 1997; or, (ii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Extension Year of July 1, 1997 through June 30, 1998 shall have increased over each Contractor's actual costs during the Extension Year of July 1, 1996 through June 30, 1997, plus each of the percentages of each Contractor's actual cost increases from (a) the Fifteenth Extension Year (July 1, 1996 through June 30, 1997) over the Fourteenth Extension Year (July 1, 1995 through June 30, 1996) to the extent that such exceeds two-and-six tenths percent (2.6%)(2) and (b) the Fourteenth Extension Year (July 1, 1995 through June 30, 1996) over the Twelfth Extension Year (July 1, 1993 through June 30, 1994) to the extent that such exceeds two-and-two-tenths percent (2.2%)(3).

               (2) For Contracts under Serial Nos. 7165, 7200 and 7291, during the Second Extension Year from July 1, 1998 through June 30, 1999, each Contractor's daily rates per vehicle and per escort shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase: (i) the same percentage by which the Consumer Price Index as of May 1998 shall have increased over the Consumer Price Index as of May 1997; or, (ii) the amount in dollars expressed as a percentage by which each

----------
     (2) This "cost carry-forward" is allowed only for that percentage of the Contractor's cost increases from the Fifteenth over the Fourteenth Extension Years that exceed two-and-six-tenths percent (2.6%), and it is allowed due to such a low fixed rate hike cap.

     (3) As in Note 1, the second "cost carry-forward" is allowed due to such a low fixed rate hike cap but only to the extent that the Contractor's cost increases beyond two-and-two tenths percent (2.2%) shall not as yet have been absorbed by the rate augmentation for the Sixteenth Extension Year.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               Contractor's actual costs during the Extension Year from July 1, 1997 through June 30, 1998 shall have increased over each Contractor's actual costs during the Contract Year from July 1, 1996 through June 30, 1997.

          (e) (1) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, during the Eighteenth Extension Year of July 1, 1999 through June 30, 2000, each Contractor's daily rates per vehicle shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase: (i) the same percentage by which the Consumer Price Index as of May 1999 shall have increased over the Consumer Price Index as of May 1998; or, (ii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Extension Year from July 1, 1998 through June 30, 1999 shall have increased over each Contractor's actual costs during the Extension Year of July 1, 1997 through June 30, 1998.

               (2) For Contracts under Serial Nos. 7165, 7200, and 7291, during the Third Extension Year from July 1, 1999 through June 30, 2000, each Contractor's daily rates per vehicle and per escort shall be deemed to be augmented by an amount not to exceed whichever of the following represents the lesser amount of actual increase:
               (i) the same percentage by which the Consumer Price Index as of May 1999 shall have increased over the Consumer Price Index as of May 1998; or, (ii) the amount in dollars expressed as a percentage by which each Contractor's actual costs during the Extension Year from July 1, 1998 through June 30, 1999 shall have increased over each Contractor's actual costs during the Extension Year from July 1, 1997 through June 30, 1998.

     (2) Notwithstanding the foregoing payment increase provisions, where there is a decrease in the regional consumer price index for the New York, New York-Northeastern, New Jersey area as based upon the index for all urban consumers (CPI-U) during the preceding twelve month period, the amount to be paid to the Contractor in the succeeding extension year

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     will reflect that decrease in a manner satisfactory to the New York State Commissioner of Education.

     (3) Definitions. The definitions below control the meanings of the described terms wherever they appear in this Contract. These definitions add to and supplement any definitions or instructions expressed in the original Contract and, as such, do not supersede, revoke, replace, revise or limit any similar or analogous provisions in the original Contract.

          (a) For Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, the following Extension Year definitions shall apply:

               (i) "Fourteenth Extension Year" means July 1, 1995 through June 30, 1996.

               (ii) "Fifteenth Extension Year" means July 1, 1996 through June 30, 1997.

               (iii) "Sixteenth Extension Year" means July 1, 1997 through June 30, 1998.

               (iv) "Seventeenth Extension Year" means July 1, 1998 through June 30, 1999.

               (v) "Eighteenth Extension Year" means July 1, 1999 through June 30, 2000.

          (b) For Contracts under Serial Nos. 7165, 7200, and 7291, the following Contract Year and Extension Year definitions shall apply:

               (i) The term "Contract Year" means each annual period during the original term of the Contract from July lst of a given year through June 30th of the next year, i.e., "Second Contract Year" means July 1, 1995 through June 30, 1996 and "Third Contract Year" means July 1, 1996 through June 30, 1997.

               (ii) "First Extension Year" means July 1, 1997 through June 30, 1998.

               (iii) "Second Extension Year" means July 1, 1998 through June 30, 1999.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               (iv) "Third Extension Year" means July 1, 1999 through June 30, 2000.

          (c) The term "Consumer Price Index," as of a given date, is defined as that statistic of the United States Department of Labor or its successor agency which the New York State Education Department deems as the "regional consumer price index for the New York, New York-Northeastern, New Jersey area, based upon the index for all urban consumers (CPI-U)," according to Section 305, Paragraph 14(a) of the State Education Law or as the same may be updated, revised or otherwise changed during the life of this Extension and Eighth Amendment Agreement.

          (d) The term "contractor's average cost per vehicle per day" for a given extension year is defined as a Contractor's "total net allowable costs" for that extension year divided by the total number of "vehicle days". The term "total net allowable costs" is limited to those expenses determined by the BOE to be related directly to transportation services provided to the BOE pursuant to this Contract. The term "vehicle days" is defined as the total number of "authorized vehicles" the Contractor actually operates multiplied by the number of school days, which number is hereby fixed at 183 school days per extension year (220 school days per extension year for 12 month contracts) for the term of this Extension and Amendment Agreement.(4) The term "authorized vehicles" is defined as the total number of contract and additional vehicles, but

----------
     (4) The numbers 183 (ten month contracts) and 220 (twelve month contracts) represent average numbers of school days per extension year for the three extension years preceding the instant Extension and Amendment Agreement, i.e., 1992-93, 1993-94 and 1994-95 Extension Years. These averages shall be reviewed every three (3) years during this Extension and Amendment Agreement and such further extension and amendment agreements thereafter, if any. Whereupon a triennial review finds that one or both average numbers of school days per extension year have changed as based upon the fluctuation of actual school days per annum, the affected fixed number(s) of school days shall be revised up or down accordingly for the next extension year(s), but only if the change in the affected average number(s) at least equals two (2) school days. In each subsequent triennial review, if any, the effects of changes in the numbers of school days from the preceding triennial review(s) shall be viewed cumulatively.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          excluding spare vehicles, that the Contractor has been granted expressly by the Director. If the Director grants the Contractor additional vehicles after December 15 of a given extension year, such additional vehicles shall not be counted among the "authorized vehicles" until the start of the succeeding extension year, if indeed the Contractor continues to furnish such additional vehicles during the succeeding extension year.(5)

          (e) The term "Cost Justification Financial Statement" is defined as a written accountant's review report prepared by a Certified Public Accountant (CPA) or Public Accountant (PA) licensed by the State of New York, except as otherwise noted herein. This review report shall state that a review was performed in accordance with AICPA standards and that the information in the financial statements is the representation of management, and it describes the nature of the review as distinct from an audit. The report shall give the limited assurance that, based on the review, the CPA/PA is not aware of any material modifications that should be made to the financial statement in order for it to be in conformity with generally accepted accounting principles. In addition, the Certified Public Accountant or Public Accountant preparing a report or review must state that he or she has studied the cost justification manual supplied by

----------
     (5) This exclusion of additional vehicles granted after each December 15th shall not apply to any vehicles that the Contractor obtains by way of assignment or other transfer of contract, if such is approved by the BOE. Except for the one-and-one half percent (1.5%) daily rate reduction for the 1995-96 Extension Year, the annual rate augmentation, if any, for each additional vehicle granted after December 15th of a given extension year shall not become effective until the succeeding extension year, whereupon any such rate augmentation shall commence (without retroactivity) cumulatively with the following extension year's rate increase, if any. For cost justification purposes, the Contractor shall not add or combine any costs associated with additional vehicles granted after each December 15th into the Contractor's other operating costs for that extension year but shall begin to add or combine such costs (without retroactivity) into other operating costs only at the outset of the succeeding extension year, i.e., each such additional vehicle shall be treated for cost justification purposes as if it had been initially granted to the Contractor effective July 1st of the given following extension year.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          the Board and has applied the standards contained in the Board's manual to the development of the Cost Justification Financial Statement. Contractors who have not had a CPA audited report done for any purpose within two (2) years prior to the commencement date of this Extension Agreement, shall be required to submit a certified audited statement by a CPA for its first cost justification financial statement under this Extension Agreement. In addition, the accountant must have no interest in this Contract or the Contractor and must so certify in writing. The financial statement will utilize a form prescribed by the Director as approved by the State Education Department.

     (4) Cost Justification Financial Statements. Section 305 of the State Education Law requires the Contractor to substantiate any cost increases which he/she claims to justify annual payment increases during the term of this Extension and Eighth Amendment Agreement. In consultation with the BOE Office of Auditor General, the Director of the Office of Pupil Transportation (OPT) shall determine whether to approve all or any portion(s) of the claims in each of the Contractors' annual Cost Justification Financial Statements as described immediately below:

          (a) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1996 through June 30, 1997, the Contractor must submit by September 30,. 1996 a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1995-96 and for 1993-1994.

          (b) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1997 through June 30, 1998, the Contractor must submit by September 30, 1997 (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1996-1997 and 1995-1996, and (ii) an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          Contractor for all of its operations and, separately, for its operations under this Contract for Extension Years 1995-96 and 1993-1994 (to account for a cost carry-forward, if any)

          (c) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1998 through June 30, 1999, the Contractor must submit by September 30, 1998, (i) a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract, for the Extension Years 1997-1998 and 1996-1997, and (ii) an additional cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for Extension Years 1996-97, 1995-1996 and 1993-1994, (to account for a cost carry-forward, if any).

          (d) To substantiate any payment increases received under this Article V - A during the Extension Year of July 1, 1999 through June 30, 2000, the Contractor must submit by September 30, 1999, a cost justification financial statement by an independent Certified Public Accountant or Public Accountant which details the total costs incurred by the Contractor for all of its operations and, separately, for its operations under this Contract for the Extension Years 1998-1999 and 1997-1998.

          (e) In each annual cost justification financial statement, the Contractor will treat costs for escorts separately from all other costs. As a minimum, the Contractor will supply in each annual cost justification financial statement all data required by the New York State Education Department related to this Contract, and the submittal shall include, but is not necessarily limited to, New York State Education Department approved cost justification forms. The Contractor must supply promptly any and all additional cost data as required by the BOE or the State Education Department.

          (f) Until six (6) years after completion of its services hereunder, or six (6) years after the date of termination of this Extension and Amendment Agreement, whichever


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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          shall occur later, the Contractor shall retain and maintain complete and correct books and records related to all aspects of the Contractor's obligations hereunder. Records must be maintained separately, so as to identify clearly the expenses applicable to the Contract, all previous extension and amendment agreements and this Extension and Amendment Agreement and be distinguishable from all other costs not incurred under the Contract, all previous extension and amendment agreements and this Extension and Amendment Agreement. Except as provided in this subparagraph, all other provisions of the Contract as amended that relate to the retainage and maintenance of records shall remain in full force and effect.

          (g) To be eligible to "carry forward" unabsorbed cost increases arising from cost growth, if any, greater than the two-and-two-tenths percent (2.2%) fixed cap during the 1996-97 Extension Year and the two-and-sixth-tenths percent (2.6%) fixed cap during the 1997-98 Extension Year of Contract Serial Nos. 0070, 8108, G8805, G8891, and G9325, the Contractor must meet eligibility conditions and must adhere to rules, procedures and definitions expressed in Appendix A. The said eligibility conditions, rules, procedures and definitions for the allowance of a "cost carry-forward" of such unabsorbed cost increases under Contract Serial Nos. 0070, 8108, G8805, G8891, and G9325 are hereby incorporated by this reference into this Extension and Amendment Agreement as hereby incorporated by this reference into this Extension and Amendment Agreement as if set forth herein in their entirety, and a copy of the said eligibility conditions, rules, procedures and definitions is hereto annexed as "Appendix A".

     (5) Required Analysis of Costs. To determine the allowable increase in costs for the extension year, as specified in Section V-A 1 of this agreement, the following analysis of the Cost Justification Financial Statement must be undertaken:

          Step 1: Divide the total applicable annual operating costs by the number of vehicle days for both the base year and the year previous to the base year to determine the average daily cost per vehicle for each of those years. The base year is the year immediately preceding the extension year.


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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          Step 2: Subtract the average daily cost per vehicle for the year previous to the base year from the average daily cost per vehicle for the base year to determine the increase in the average daily cost per vehicle.

          Step 3: Divide the increase in the average daily cost per vehicle by the average daily cost per vehicle for the year previous to the base year to determine the percent increase in the average daily cost per vehicle.

          Step 4: Compare the percent increase in the average daily cost per vehicle to the percentage by which the Consumer Price Index as of May of the base year shall have increased over the Consumer Price Index as of May of the year previous to the base year and to the appropriate annual caps in the increase as stipulated in Section V-A 1 of this agreement. Whichever is the least of the three percentages will be the allowable increase applied to the daily rate for the extension year.

          Step 5: Only for Contract Serial Nos. 0070, 8108, G8805, G8891 and
                  G9325 for the rate augmentations in the Sixteenth and Seventeenth Extension Years, repeat steps 1 to 4 for any allowable cost increases accrued during the period of Twelfth to Fourteenth Extension Years and, when appropriate, any allowable cost increases accrued during the Fifteenth to Sixteenth Extension Years. Determine the percent increase in the average daily cost per vehicle from the Twelfth to Fourteenth Extension Years and, when appropriate, from the Fifteenth to Sixteenth Extension Years. If the percent increase in the average daily cost resulting in step 3 is insufficient to justify fully the Consumer Price Index increment in Step 4 or any applicable fixed cap, add the percent increase of the Twelfth to Fourteenth Extension Years, if any, to the percent increase in Step 3. If there is any percent increase in the average daily cost per vehicle still unabsorbed, such increase may be carried forward to the Seventeenth Extension Year.


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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                  For the Seventeenth Extension Year only, also add the
                  unabsorbed increase of the Fifteenth to Sixteenth Extension Years, if any, to the percent increase in Step 3.

     (6) Allowable Cost Increases. Only increases in "net allowable costs" will justify augmentation of the daily vehicle rate from one extension year to the next. "Allowable costs" are limited by the following: costs not attributable to the Contractor's operations pursuant to this Contract, costs which are not ordinary and/or reasonable, costs which are not documented, and costs disallowed by the New York State Education Department and/or BOE auditors are not permitted to justify increases of the daily rate per vehicle. The Director and Office of Auditor General shall have the right, power and authority to prescribe standardized miscellaneous cost categories for all contractors.

     (7) Access to Subcontractors. If with the approval of the Director, the Contractor subcontracts any portion of the services under this Contract, the Contractor must include in any such subcontract agreement a provision which allows full and unimpeded access by the BOE, the New York State Education Department or the New York City Office of the Comptroller to the books and records of a subcontractor for inspection, audit and copying purposes. The Contractor agrees and covenants to render all necessary assistance to obtain any requested documents from subcontractors. The Contractor's inability to obtain requested documentation from any such entities will not excuse a failure to provide the documentation as a means to justify payment increases.

     (8) Absence of Cost Justification Financial Statement. The Contractor's failure to submit an annual Cost Justification Financial Statement by the deadline date as above expressed will result in the forfeiture of any increase later justified for the period from the service start date to the day the statement is received at the Office of Pupil Transportation, unless the Director determines that reasonable circumstances exist to excuse the Contractor's late submittal.

     (9) Cost Increase Surety Bond. If the Contractor desires to receive the annual daily vehicle rate(s) augmentation in advance of the "final" results of the BOE audit of each year's Cost Justification Financial Statement (5), the Contractor must post by September 30th of each Extension Year a surety payment bond to insure the refund of any overpayments or debts the BOE


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     deems to be due and owing from the Contractor. Each bond must insure expressly against the Contractor's inability to justify claims in each annual Cost Justification Financial Statement to the extent of all payment increases the BOE will make to the Contractor during each prospective Extension Year. Each bond must be issued by a company licensed to do business in New York State by the Superintendent of Insurance. The coverage period of each bond must extend from September 1st of each Extension Year until such date as the Contractor receives from the BOE "final written notice of the results of the audit of each year's Cost Justification Financial Statement. Each bond must extend to the BOE a claim submittal period of at least ninety (90) days beyond the date of the Contractor's receipt of the "final" audit result notice for the purpose of recouping any overpayments based on the Contractor's inability to justify all or any portion of each annual increase. Each bond must name both the BOE and the City of New York as the insured parties. To calculate the amount of a bond, use the following formula: the daily rate per vehicle for each contract item (i.e., for a given Extension Year) multiplied by the total number of vehicles for each contract item (i.e., for a given Extension Year excluding spare and maintenance vehicles) multiplied by 180 days and multiplied again by the percentage of payment increase as reflected either by the Consumer Price Index for the month of May of each succeeding Extension Year or the maximum cap for a given Extension Year, whichever is less; then, add to this figure an amount equal to the Base Escort Daily Compensation Rate (i.e., for a given Extension Year) multiplied by the total number of vehicles for each contract item (i.e., for a given Extension Year excluding spare and maintenance vehicles) multiplied by 180 days and multiplied again by the percentage of payment increase as reflected either by the Consumer Price Index for the month of May of each succeeding Extension Year or the maximum cap for a given Extension Year, whichever is less.

          (a) Exemption from Cost Increase Surety Bond. If the Contractor provides a performance bond, letter of credit or a cash performance deposit for a given prospective Extension Year, the Contractor may forego the requirements in this Paragraph (B) (9), provided that the Contractor submits by September 30th of each Extension Year a written consent that the BOE may deduct such amounts of money as the BOE deems to be properly due and owing from the Contractor from any money to be earned by the Contractor under any Contract at any time. The verified consent will be on a form approved and supplied


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          by the Director. A Contractor who is not required to provide a Performance Bond or Letter of Credit because it provides 15 or fewer vehicles pursuant to this agreement, may choose to either present the BOE with the aforedescribed cost increase Surety Bond or consent to have the increase in payments coming due to it withheld until the approval of its cost justification statement.

          (b) Retroactive Payments. (i) Contractors will be entitled to receive retroactive payment increases without any interest only after the date of approval and to the extent of such approval of the cost justification statement, and the Contractor will not be entitled to receive retroactive payment in one lump sum but only in monthly installments to be determined at the Director's sole discretion.

               (ii) Should any retroactive payments promised by the foregoing language of Paragraph 9 be deemed or found to be illegal or otherwise improper due to being in violation of any Federal, State, New York City or BOE law, rule, regulation, by-law or official written policy (e.g., the BOE "Standard Operating Procedures for Financial Management Centers"), then the BOE, its employees or agents cease to have any and all obligations to pay same and contractor's obligations hereunder remain unchanged.

               (iii) The Contractor hereby agrees and covenants to refrain from any litigation and to release, hold harmless and indemnify the BOE and the City of New York (including reasonable attorney fees) concerning any claims, actions or special proceedings by the Contractor or any other party arising from denial(s) or postponement(s) of any payment increase(s) or any portion(s) thereof due to the Contractor's failure to meet the express terms, conditions and deadlines of this paragraph 9.

     (10) Adjustments to Later Payments. Based on the BOE's audit of the Contractor's annual statements and financial records, the BOE may make any necessary adjustments in any later payments which become due and owing to the Contractor during a given Extension Year to compensate for any excesses of payments over cost increases.

     (11) Refund of Overpayment. The Contractor further agrees and covenants to refund any and all additional monies due to the


                                       18
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     BOE within thirty (30) days of the final audit report, if the amount of each year's payment excess over allowable cost increase is greater than any payments due and owing for the balance of a given Extension Year, except where a refund is obtained from the bond herein described

     (12) In the event of any apparent inconsistencies between any other provisions of the Contract and this Article V - A, the provisions of this
     Article V - A will prevail.

(C) For Contracts under Serial Nos. 7165, 7200, and 7291, there is no separate daily rate for escort service. Therefore, during the First, Second and Third Extension Years of Contracts under Serial Nos. 7165, 7200 and 7291, there shall be no special or separate increases in any payment or allowance for escorts other than that expressed herein above at Paragraph (B). Regarding only Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, Article XIX entitled, "Escorts," as amended previously, is hereby amended further so that subparagraph A, subdivision (2), as numbered by the First Amendment Agreement, shall read as follows for the balance of the Contract term:

     "(2) However, the parties agree that, for only so long as and only to the extent that the New York City Administrative Code requires the BOE to utilize escorts on special education runs, the Contractor will continue to provide such escorts and substitute escorts in addition to vehicle operator, as hereinafter allowed, through June 30, 2000, and that:

          "(a) Escort Compensation. Except for overtime, the BOE will compensate the Contractor for each full day for each escort who provides actual service under this Contract in an amount to be calculated in the following manner subject to the Director's approval of all or any portion of the Contractor's claims in each of the below described annual Escort Cost Justification Financial Statements:

               "(i) During the Fourteenth Extension Year, the "Base Escort Daily Compensation Rate" shall be equal to ninety-eight-and-one-half percent (98.5%) of the Base Escort Daily Compensation Rate provided as of June 30, 1995, or such lesser amount that represents the audited and approved decrease from the Base Escort Daily Compensation Rate paid to the contractor during the Thirteenth Extension Year. Also, the BOE will pay "Wage Accrual Compensation" in the exact amount the Contractor actually paid


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               either to or for escorts during the Fourteenth Extension Year, if any, and only when known after a BOE audit and which was required to be paid. No contractor may receive as Wage Accrual Compensation an amount in the aggregate which is more than ten percent (10%) above the total reimbursed costs for wage accruals as of June 30, 1995.

               "(ii) During the Fifteenth Extension Year, the BOE will increase the "Base Escort Daily Compensation Rate" in an amount to be derived by application of subparagraph (b) hereinafter, or such lesser amount that represents the audited and approved increase over the Base Escort Daily Compensation Rate paid to the contractor during the Fourteenth Extension Year. Also, the BOE will pay "Wage Accrual Compensation" in the exact amount the Contractor actually paid either to or for escorts during the Fifteenth Extension Year, if any, and only when known after a BOE audit and which was required to be paid. No contractor may receive as Wage Accrual Compensation an amount in the aggregate which is more than ten percent (10%) above the total reimbursed costs for wage accruals as of June 30, 1996.

               "(iii) During the Sixteenth Extension Year, the BOE will increase the "Base Escort Daily Compensation Rate" in an amount to be derived by application of subparagraph (b) hereinafter, or such lesser amount that represents the audited and approved increase over the Base Escort Daily Compensation Rate paid to the contractor during the Fifteenth Extension Year. Also, the BOE will pay "Wage Accrual Compensation" in the exact amount the Contractor actually paid either to or for escorts during the Sixteenth Extension Year, if any, and only when known after a BOE audit and which was required to be paid. No contractor may receive as Wage Accrual Compensation an amount in the aggregate which is more than ten percent (10%) above the total reimbursed costs for wage accruals as of June 30, 1997.

               "(iv) During the Seventeenth Extension Year, the BOE will increase the "Base Escort Daily Compensation Rate" in an amount to be derived by application of subparagraph (b) hereinafter, or such


                                       20
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               lesser amount that represents the audited and approved increase over the Base Escort Daily Compensation Rate paid to the contractor during the Sixteenth Extension Year. Also, the BOE will pay "Wage Accrual Compensation" in the exact amount the Contractor actually paid either to or for escorts during the Seventeenth Extension Year, if any, and only when known after a BOE audit and which was required to be paid. No contractor may receive as Wage Accrual Compensation an amount in the aggregate which is more than ten percent (10%) above the total reimbursed costs for wage accruals as of June 30, 1998.

               "(v) During the Eighteenth Extension Year, the BOE will increase the "Base Escort Daily Compensation Rate" in an amount to be derived by application of subparagraph (b) hereinafter, or such lesser amount that represents the audited and approved increase over the Base Escort Daily Compensation Rate paid to the contractor during the Seventeenth Extension Year. Also, the BOE will pay "Wage Accrual Compensation" in the exact amount the Contractor actually paid either to or for escorts during the Eighteenth Extension Year, if any, and only when known after a BOE audit and which was required to be paid. No contractor may receive as Wage Accrual Compensation an amount in the aggregate which is more than ten percent (10%) above the total reimbursed costs for wage accruals as of June 30, 1999.

          "(b) Annual Increase of the Base Escort Daily Compensation Rate. Except during the Fourteenth Extension Year in which the BOE will reduce the Base Escort Daily Compensation Rate to equal ninety-eight-and-one-half percent (98.5%) of such rate paid as June 30, 1995 each succeeding Extension Year the BOE will augment the amount of the Base Escort Daily Compensation Rate according to the payment increase limits expressed in Article V - A, Paragraph (1) (i.e., Paragraph (B)(l) above), provided the Contractor justifies such increases, if any, through the submittal of a separate annual Escort Cost Justification Financial Statement according to the same terms, conditions and deadlines expressed in Article V - A, Paragraphs (3) through (12) (i.e., Paragraphs (B) (3) through (B) (12) above). This provision does not affect


                                       21
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          payment for overtime escort services, which is governed separately at
          Article XIX, Paragraph (2) (c) (i.e., Paragraph (C) (2) (c) below).

          "(c) Payment for Overtime. Where the Contractor actually provides scheduled overtime escort services due to BOE authorization, the BOE will reimburse the Contractor for such services in the exact amount of the costs for overtime wages and statutory fringe benefits. No reimbursement will be permitted for occasional or episodic overtime. "Overtime" is defined as service which exceeds eight (8) hours within any ten (10) hour daily period. The hourly rate for overtime escort services will not exceed one-and-one-half times the regular hourly wage rate.

          "(d) Monthly Advance Payment for Escort Services. On or about the first school day of each calendar month, the BOB will pay an eligible contractor in advance an amount equal to the anticipated usage of escort service for that month, excluding overtime. For each month's overtime claims, the BOE will pay the Contractor only after receipt and approval of a voucher on a BOB form, which will contain such detail as the BOE may require to confirm the Vendor's claims and which will be subject to BOB audit.

               " (i) Surety Payment Bond. To receive advance monthly payments, the Contractor must file with the BOE by June 1st of each Extension Year a bond in the amount of the anticipated utilization of escort service for one (1) month. The coverage period for each bond must be from September 1st through August 31st of each prospective year. To calculate the bond amount for one year, use this formula: twenty (20) days multiplied by the total number vehicles (excluding spares) multiplied again by the Base Escort Daily Compensation Rate for a given Extension Year. Each bond must name the BOE and the City of New York as the named insureds. Each bond must insure against any and all acts of commission or omission by the Contractor, any subcontractors, subsidiaries, parent or affiliate entities or any officers, owners, directors, employees, servants, agents, independent contractors or any other parties which cause the failure of proper disbursement to the intended escort beneficiaries, whether any such party acts within or outside the scope of


                                       22
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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               employment or contractual performance. Bonds must be issued by a company licensed by the Superintendent of Insurance to do business in New York State.

               "(ii) Where the BOE makes payments to the Contractor in excess of what is properly due and owing under subparagraph (a), the BOE may recoup such amounts from future payments to the Contractor, request the Contractor to refund such amounts, or take whatever other actions are necessary to retrieve excessive payments. Where the BOE requests the Contractor to make a refund, the Contractor will remit payment within thirty (30) days of the Contractor's receipt of the final audit report.

               "(iii) Where the Contractor elects to delegate escort services to a subcontractor, the Contractor may direct the BOE to make payments in the full amounts owed under subdivisions (a), (b) and
               (c) or any portions thereof directly to the subcontractor. The Contractor must make such payment directions in writing on a form approved by the BOE.

          "(e) Limitation on Wage Accruals. The BOE will compensate the Contractor for wage accruals only if payment of such wage accruals to escorts is mandated by an express provision to that effect in existence prior to the execution of this Extension and Eighth Amendment Agreement as part of a written collective bargaining agreement between the Contractor and a union that represents the Contractor's employees. The BOE will not recognize the establishment of any new wage accrual packages or collective bargaining agreements which provide for such payments if executed after this Extension and Eighth Amendment Agreement. Moreover, the BOE will not make payments based upon any revision of entitlement schedules even if established before execution of this Extension and Eighth Amendment Agreement which would increase any benefits to escorts. No enhancements of wage accrual benefits will be at the BOE's expense either directly or indirectly.

          "(f) The Contractor must provide all of the escorts necessary to perform all of the work covered by the Contract, including additional and spare vehicles. The Contractor must have sufficient, qualified and approved personnel to enable the Contractor to dispatch substitute escorts promptly if, when and where necessary to ensure


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          continuous, uninterrupted and punctual service in each and every instance. The Contractor must operate every vehicle for the transportation of handicapped children in strict adherence to the provisions of Section 19-603, Paragraphs (a) and (b) of the New York City Administrative Code. If the law is amended during the term of this Extension and Eighth Amendment Agreement to eliminate the further requirement of escorts, the Contractor must cease to provide escorts upon five (5) days notice from the BOB to that effect. After the effective date of the notice, the BOB and the City of New York will not be obligated to the Contractor or any other party for the provision of escort services.

          "(g) Basic, Refresher and Additional Training for Special Education Escorts. The BOE will continue to provide basic and refresher training for all special education escorts, including all instructional staff and educational materials, at no cost to the Contractor. Whereupon the BOE revises basic and/or refresher training courses to include additional subject material and/or fields, the Contractor must cooperate to have all escorts and substitute escorts trained in the additional skills and responsibility, according to BOE training schedules.

          "(h) Escort Subcontractor. The Contractor may delegate performance of escort services to an acceptable subcontractor; however, the Contractor will remain responsible for all pertinent contractual obligations. The Director will have sole and final discretion to approve or disapprove at any time the Contractor's particular choice of an initial or replacement escort subcontractor. Whereupon the BOE requests new, updated or revised information regarding any subcontractor, the Contractor must supply the data immediately and/or secure the cooperation of the affected subcontractor to make full and prompt disclosure of the requested information.

          "(i) Annual List of Escorts. By August 31st of each Extension Year or any other time as required by the Director, the Contractor must provide a list of all escorts and substitute escorts to be utilized for special education school bus service during the prospective school year. The list must be on a form to be supplied by OPT and will include, but not be limited to, the following information: the name, social security number and date of original hire of each escort. Whenever a


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          change occurs in the escort list, the Contractor will provide updated information on the OPT form(s) not later than the end of the month in which any change occurs."

(D) NO DUPLICATION OR MISALLOCATION OF COSTS. To prevent unjust enrichment through misrepresentation or falsification of cost increase claims, the Contractor hereby agrees, consents and covenants to abide in all respects by the following rules for the treatment of fixed, variable or other costs utilized to establish increased expenses from one given Extension Year to the next:

     (1) Duplication of Costs. Concerning only Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, in the establishment of allowable cost increases under Article V - A (see Paragraph (B), supra) and Article XIX (see Paragraph (C), supra), the Contractor must not commingle, combine, merge or duplicate costs in any manner or to any extent between the two Articles, i.e., costs used to justify increased payments for vehicles and drivers under Article V - A may not be used again to justify increases in the Base Escort Daily Compensation Rate, and vice versa.

     (2) Allocation of Costs. If the Contractor misallocates any cost item(s), the allocation will be disallowed. Improper allocation or "misallocation" is defined as a transgression of one or more of the following precepts:

          (a) Only those of the Contractor's fixed, variable or other costs which are directly attributable to the performance and/or administration of BOE pupil transportation contract work will be considered allowable expense items. Costs attributable to a contractor's other operations, whether in the public or private sector, will not be allowed to justify payment increases.

          (b) Costs must be attributable solely to the specific group of Contracts covered by this Extension Agreement, i.e., Contract Serial Nos. 0070, 7165, 7200, 7291, 8108, G8805, G8891 and G9325. Expenses
          allocable to BOE pupil transportation contracts other than these eight serial numbers must not appear in any materials presented to justify payment increases under this Extension Agreement.

          (c) Costs must be attributable solely to the corporate, partnership, sole proprietorship or other entity which constitutes the Contractor. Expenses allocable to a parent or other affiliated entity must not appear on the


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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          Contractor's cost justification financial statement. Where employees, offices, storage and maintenance facilities or other cost items are shared by several affiliated or unaffiliated entities, all or some of which hold separate BOE transportation contracts, assertions of expense increases must reflect only those percentages of utilization directly allocable to the claimant Contractor.

          (d) Allocation of costs must be based on the number of vehicle days and not merely the number of vehicles under contract.

          (e) Such other forms of misallocation of costs as may be determined by the BOE, the New York City Office of the Comptroller or the New York State Education Department, in accordance with the terms and conditions of this Contract.

E. AMENDMENTS TO PERFORMANCE SECURITY PROVISIONS.

(1) The Extension and Seventh Amendment of Contract for Special Education Pupil Transportation Services is hereby amended at Article (E), Paragraph (2) so that Paragraph 2 (b) of the provisions of the original Contracts, as currently amended and now entitled, "INSURANCE AND PERFORMANCE SECURITY," shall read as follows:

               "(b) Any contractor who receives an award of contract for 16 to 25 vehicles has the following options available to assure full and faithful performance of the Contract:

               "(1) Authorize the Board of Education to retain ten percent (10%) of each payment made to the Contractor from the first five (5) months' payments of each year of the Contract in an interest bearing account maintained by the New York City Office of the Comptroller to assure full and faithful performance of the Contract. This retainage shall be paid to the Contractor with interest at the conclusion of each one (1) year period of full and faithful performance of this Contract.

               "(2) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by ten per-

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               cent (10%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Year from July 1, 1995 through June 30, 1996. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of any increases, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of the Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the conclusion of the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces the retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

               "3 Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by five percent (5%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Years of July 1, 1995 through June 30, 1996 and July 1, 1996 through June 30, 1997. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the conclusion of the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces such retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

               "(4) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten-percent (10%) of the contract value renewable each year at an amount equal to ten percent (10%) of the then current value of the Contract.

               "(5) Provide any combination of cash security deposit and confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal to ten percent (10%) of the contract value. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization for retainage within thirty (30) days of the award of each in-

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               crease in the number of vehicles. Any cash security deposit(s) and/or retainage shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts held and interest earned provided to the Contractor. Any cash security deposit(s) and/or retainage will be returned to the Contractor with interest after the full and faithful performance of this Extension Agreement or whereupon the Contractor replaces any retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution that brings the performance security into an amount equal to ten percent (10%) of the contract value at the time of conversion."

(2) The Extension and Seventh Amendment of contract for Special Education Pupil Transportation Services is hereby amended at Article (E), Paragraph (2) so that Paragraph 2 (c) of the provisions of the original Contracts, as currently amended and now entitled, "INSURANCE AND PERFORMANCE SECURITY," shall read as follows:

               "(c) Any contractor who receives an award of contract for 26 or more vehicles has the following options available to assure full and faithful performance of the Contract:

               "(1) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by ten percent (10%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Year from July 1, 1995 through June 30, 1996. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of any increases, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written autho-

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               rization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of the Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the conclusion of the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces the retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

               "2 Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value which may be reduced each month by five percent (5%) of the monthly payment authorized by the Contractor to be retained by the BOE during the Extension Years of July 1, 1995 through June 30, 1996 and July 1, 1996 through June 30, 1997. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization of retainage within thirty (30) days of the award of each increase in the number of vehicles. The amounts retained shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts retained and interest earned provided to the Contractor. This retainage will be returned to the Contractor with interest after the conclusion of the full and faithful performance of this Extension Agreement, or whereupon the Contractor replaces

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
              FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               such retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution in an amount equal to ten percent (10%) of the contract value at the time of the conversion.

               "(3) Provide a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal in value to ten percent (10%) of the contract value renewable each year at an amount equal to ten percent (10%) of the then current value of the Contract.

               "(4) Provide any combination of cash security deposit and confirmed irrevocable Letter(s) of Credit from an acceptable financial institution equal to ten percent (10%) of the contract value. Whereupon at any time during this Extension Agreement there shall be any increase(s) or decrease(s) in the Contractor's number of contract and/or additional vehicles beyond five percent (5%) of the Contractor's total fleet (excluding spare and maintenance vehicles), the BOE and the Contractor shall adjust the performance security accordingly to maintain the level at a constant ten percent (10%) of the contract value; and, for each instance of increase, the Contractor shall furnish additional performance security via confirmed irrevocable Letter(s) of Credit from an acceptable financial institution or written authorization for retainage within thirty (30) days of the award of each increase in the number of vehicles. Any cash security deposit(s) and/or retainage shall be deposited in an interest bearing account maintained by the New York City Office of Comptroller with annual reports of the amounts held and interest earned provided to the Contractor. Any cash security deposit(s) and/or retainage will be returned to the Contractor with interest after the full and faithful performance of this Extension Agreement or whereupon the Contractor replaces any retainage with a confirmed irrevocable Letter(s) of Credit from an acceptable financial institution that brings the performance security into an amount equal to ten percent (10%) of the contract value at the time of conversion."

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


(3) The Extension and Seventh Amendment of Contract for Special Education Pupil Transportation Services is hereby amended at Article (e), Paragraph (5) so that Paragraph 5 of the provisions of the original Contracts, as currently amended and now entitled, INSURANCE AND PERFORMANCE SECURITY," shall read as follows:

               "5. If the Director awards any additional vehicles to the Contractor during this extension periods, making it necessary to provide performance security for the first time or additional performance security, then the Contractor must provide sufficient performance security to cover all additional vehicles (excluding spare and maintenance vehicles) within thirty (30) days of receipt of each award. This condition shall apply to individual or cumulative increases of a contractor's total fleet (excluding spare and maintenance vehicles) equaling at least five (5) vehicles or five percent (5%), whichever is greater."

(4) The Extension and Seventh Amendment of Contract for Special Education Pupil Transportation Services is hereby amended at Article (E), Paragraph (7) so that Paragraph 7 of the provisions of the original Contracts, as currently amended and now entitled, "INSURANCE AND PERFORMANCE SECURITY," shall read as follows:

               "7. For all performance security purposes, contractor entities that are subject to common control as determined by the BOE based upon an analysis of (a) ownership of the corporate, partnership, sole proprietorship or other entity's assets, (b) coincidence of corporate, partnership, sole proprietorship or other entity's owners, partners, managers, officers and/or directors, and (c) such other factors as the BOE shall determine to be relevant, shall be deemed to be one contractor. If the BOE determines contractor entities to be subject to common control, contractors shall be required to provide the appropriate performance security for the number of vehicles operated by all of the corporate entities that are determined to be subject to common control. For the purpose of determining common control and performance security requirements, all BOE pupil transportation contracts shall be considered."

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


(F) Section E of the Extension & Seventh Amendment Agreement of Contract Serial Nos. 0070, 8107, 8108, G8805, G8891 and G9325 and is hereby amended to read as follows:

     "1. Priority in Hiring and Master Seniority Lists:

     "There shall be established two industry-wide Master Seniority Lists. One list shall be composed of all operators (drivers), mechanics, and dispatchers and the other list shall be composed of escorts (matrons-attendants) who were employed as of June 30, 1995, under a contract between their employers and the Board for the transportation of school children in the City of New York, who are furloughed or become unemployed as a result of loss of contract or any part thereof by their employers, or as the result of a reduction in service directed by the Board during the term of the contract, in accordance with their date of entry into the industry. All operators (drivers), mechanics, dispatchers and escorts (matrons-attendants) on the Master Seniority Lists who participated in the Division 1181 A.T.U. - New York Employees Pension Fund and Plan as of June 30, 1995, and who do not exercise their option to withdraw from the Fund and Plan shall continue to participate in such Pension Plan.

     "Any existing contractor or individual who conducted business as a sole proprietor, or as a member of a partnership or who held a controlling interest in a corporation that performed service pursuant to contract expiring in June, 1995 (contractor) shall give priority in employment on September, 1995 or thereafter on the basis of position on the Master Seniority List of any additional or replacement operators, mechanics and dispatchers beyond those performing service as of June 30, 1995 consistent with the number of employees required by the specifications of the contract expiring June, 1995 for the number of vehicles providing service to the Board as of June 30, 1995 to individuals from the Master Seniority List until such list is exhausted.

     "Any new contractors, i.e. those who did not provide service pursuant to contract expiring June, 1995 (new contractor), shall give priority in employment in September, 1995 or thereafter on the basis of seniority to every operator (driver), mechanic and dispatcher performing service pursuant to such contract starting from the first employee from the Master Seniority List until such list is exhausted.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


"Should the Board determine to require the contractor to provide escort service in addition to the operator, and in the event that all escorts (matrons-attendants) on the Master Seniority List, who were employed as of June 30, 1995, are not employed as escorts by contractors for the beginning of service in September of 1995, then said escorts shall be employed in order of their position on the Master Seniority List.

"2.  Compensation

"All operators (drivers), mechanics, dispatchers and escorts
(matrons-attendants) on the industry-wide Master Seniority Lists shall be employed and paid on a full-time basis based upon the wage scale received from prior employer under pupil transportation contracts.

"The contractor shall compensate operators (drivers), mechanics and dispatchers and escorts (matrons-attendants) who appear on the Master Seniority Lists and who are employed pursuant to contracts to be awarded as follows for the term of the contract:

"(a) operators (drivers) and dispatchers at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.

"(b) mechanics at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.

"(c) escorts (matrons-attendants) at a daily rate of pay, including any COLA, for each day of service, not less than that paid pursuant to any applicable labor collective bargaining agreement.

"Such operators (drivers) and escorts (matrons-attendants) shall be available for extended service, without additional compensation, which shall be defined as performance within the particular job category (i.e. drivers as drivers, and escorts (matrons-attendants) as escorts (matrons-attendants) ) within the eight
(8) hour work day within the spread (8 within 10

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


hours) provided for in the collective bargaining agreement covering said employees, if any.

"3.  Welfare

"Contributions by the contractor for providing welfare benefits to operators (drivers), mechanics, dispatchers and escorts (matrons-attendants), in the event the contractor employs escorts, who appear on the Master Seniority List shall be no less than $410 per employee per month on a twelve month basis during each year of the contract.

"4.  Pensions

"The contractor shall sign an agreement with Division 1181 A.T.U. - New York Employees Pension Fund and Plan to participate in such plan on behalf of all operators (drivers), mechanics, dispatchers and escorts (matrons-attendants), in the event the contractor employs escorts who appear on the Master Seniority Lists and who participated in the Fund and Plan as of June 30, 1995. This requirement shall not be interpreted to require a contractor to enter into a collective bargaining agreement with the union nor shall it prohibit the contractor from entering into a collective bargaining agreement with the union. The contractor shall file a copy of the executed agreement with the Trustees of the Fund and Plan to participate in said Fund and Plan and with the Secretary of the Board with the acknowledgment of the Notice of Award.

"The contractor shall contribute $48.15 per week per operator (driver), mechanic and dispatcher on the Master Seniority List, and participating in the Plan and Fund as of June 30, 1995, for forty weeks each year for the term of the contract, or such greater amount as may be required, based on contributions by contractors on behalf of the majority of employees participating in the Fund and Plan pursuant to a collective bargaining agreement with Local 1181 - 1061. The contractor shall withhold $23.00 a week from each operator, mechanic and dispatcher participating in said Fund and Plan for forty weeks each year for the term of the contract, or such greater amount as may be required based on contributions of a majority of the operators (drivers), mechanics or dispatchers contributing to the Fund and Plan.

"Such contractors who provide escort service, shall contribute $44.15 per week per escort (matron-attendant) for forty weeks each year for the term of the contract, or such greater amount

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


as may be required based on contributions by contractors on behalf of the majority of employees participating in the Fund and Plan pursuant to a collective bargaining agreement with Local 1181 - 1061. The contractor shall withhold $18.00 per week from each escort, (matron-attendant) participating in said Fund and Plan and Fund for forty weeks each year for the term of the contract, or such greater amount as may be required based on contributions of the majority of the escorts contributing to the Fund and Plan.

"In connection with employees who are on the Master Seniority List and who do not participate in the Local 1181 - 1061 Fund and Plan, they shall not be required to participate in the Plan but shall participate in the collective bargaining agreement, if any, of their employer.

"The contractor shall pay all such amounts to the Fund and Plan within seven days after the end of each payroll period.

"5.  Enforcement

"In addition to any other remedies provided in the contract between the Board and the contractor, such as default and/or termination, if the contractor is found to be in violation of the foregoing employee protection provisions regarding the payment of wages, welfare benefit contributions, pension contributions, or other aspects of compensation or benefits, then the Director of the Office of Pupil Transportation, within thirty (30) days of written notice, shall withhold the appropriate amounts from any payments due to the contractor and pay them directly to the applicable union for the benefit of the employees affected, to the Division 1181 A.T.U. - New York Employees Pension Fund or other applicable union pension fund for the benefit of the employees affected or to the appropriate Welfare Fund for the benefit of the employees affected. If the affected employees are not affiliated with any union, then the Board shall investigate on their behalf allegations of employee protection provision violations regarding the payment of wages, welfare benefit or health insurance contributions, pension or similar savings plan contributions, or other aspects of compensation or benefits. Upon a finding of any such violation(s), the Director of the Office of Pupil Transportation shall withhold the appropriate amounts from any payments due to the Contractor and pay them directly to the employees or to such health insurance companies or other institutions as appropriate.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


"In the event any contractor willfully fails to comply, the Board of Education shall act to cancel such contractor's contract; provided, however, that the Board shall not be required to act so as to cause a disruption of service.

"6. Contractors providing a total of five vehicles or less pursuant to all contracts with the Board for the transportation of pupils shall not be subject to the foregoing provisions with respect to operators (drivers), mechanics and dispatchers.

"Escorts (matron-attendants) shall not be included in the exclusion provided in this paragraph six (6).

"7. For the purposes of this section, corporate bidders who are subject to common control as determined by the Board based upon analysis of:

"(a) ownership of the corporations' assets,

"(b) coincidence of corporate officers and directors, and

"(c) such other factors as the Board determines to be relevant, are deemed to be one bidder.

"8. The Board may in its sole and unfettered discretion change any date which determines employee protected status, employer status or any other status, which is contained in any employee protection provisions of the Contract. The Master Seniority Lists will be updated to June 30, 1995 as permitted in accordance with pre-existing collective bargaining agreements executed prior to the date of execution of this Contract. Furthermore, the rates quoted herein may not be reflective of current labor rates in effect. The contractor should pay special attention to the fact that many employees on the Master Seniority Lists have been in the industry for many years and therefore may be entitled to substantial wages, pension and welfare benefits and wage accruals.

"The date for inclusion on the Master Seniority List is hereby updated to the last school day in June, 1995 as permitted in accordance with pre-existing collective bargaining agreement executed prior to the dare of this Extension Agreement and Amendment Agreement."

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


(G) MISCELLANEOUS VEHICLE SPECIFICATIONS AND OPERATIONAL AMENDMENTS. Any terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

     (1) Federal Safety Standards. All vehicles used to perform this Contract must meet all of the 1977 Federal Safety Standards, as reflected in Title 49 of the Code of Federal Regulations, Part 571, and particularly, Standard Nos. 105, 111, 220, 221, 222, and 301 (the "1977 Standards") . Violation of
     this provision to any extent will be grounds for a determination of contractual default.

     (2) Age and Condition of Vehicles. The vehicles affected by this provision include all originally contracted vehicles, (i.e., "contract vehicles") and all additional and spare vehicles. Except for the age of vehicles, nothing contained in this Paragraph (2) and/or any of its subparagraphs shall be deemed or construed in any manner or to any extent whatsoever to act and/or operate in abrogation or derogation of any other individual or cumulative provisions of the Contract, as heretofore amended and extended.

          (a) The Contractor shall furnish service, maintenance and repairs of all vehicles used in the performance of this contract in compliance with (i) all manufacturer's guidelines for maintenance, service and repairs, (ii) all Federal and State of New York statutes, regulations, rules, guidelines and policies applicable to service, maintenance and repair of school bus vehicles, (iii) all New York State Department of Transportation and New York State Department of Motor Vehicles policies, rules and regulations; and (iii) Federal and State regulations applicable to maintenance and repair of school bus vehicles, and (iv) all New York State Education Department, policies, rules and regulations applicable to service, maintenance and repair of school bus vehicles. The Contractor shall maintain and, upon demand, shall present to the Director contemporaneously kept, accurate, complete, orderly and written records of the school bus vehicle, maintenance and repair activities performed in accordance with the foregoing.

          (b) The Director shall have the right to disapprove any vehicles under this Contract and to require the Contractor to furnish an acceptable replacement vehicles in the event that the Director determines in his/her reasonable judgement any such vehicle(s) to be unfit for service.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          (c) The Contractor may continue to use the vehicles that are in service as of the date of the execution of this Extension and Amendment Agreement throughout the term of said Extension and Amendment Agreement, provided each such vehicle is in compliance with subparagraph (a) and (b) hereof. However, any new vehicles that shall be placed into service during the term of this Extension and Amendment Agreement shall be not more than five years old at the time such vehicle is placed into service. Vehicles transferred among contractors that are subject to common control shall not be considered as new vehicles under the preceding sentence. In his/her reasonable discretion, the Director may allow the continued use of any given contractor's vehicles that are in service as of the date of the execution of this Extension and Amendment Agreement upon an assignment of the Contract, if and to the extent any such assignment shall be approved in accordance with the terms and conditions of the Contract, as heretofore amended and extended.

     (3) List of Vehicles. Before September of each Extension Year or at any other time stated by the Director, the Contractor must provide a list of all vehicles, including spare and maintenance vehicles, to be operated during each Extension Year. Each list must show for every vehicle the year, make, type, seating capacity, registration number, bus number, license plate number, owner, lessee (if applicable), and the expiration date of the New York State Department of Transportation approval sticker. The information must be provided on forms approved and supplied by the BOE, and the Contractor must supply a copy of the title or certificate of registration for each listed vehicle. Whenever any changes occur in the list of vehicles, the Contractor must update the list within ten (10) business days. In addition, the Contractor must provide at the same time written assurance that all vehicles are equipped with two-way radios.

     (4) Fax Machines. All Contractors must provide to the Director an available number where documents pertaining to pupil transportation may be faxed.

     (5) Railroad Crossings. Each vehicle used to perform this Extension Agreement must come to a full stop before crossing the track(s) of any railroad and, before crossing any state highway.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     (6) New Laws. Rules. Regulations. By-Laws or School Bus Safety Features. whereupon any Federal, State, Local or Board of Education laws, rules, regulations or by-laws are enacted, updated, revised, amended or otherwise changed in any manner which require the Contractor to undertake any new or revised procedures affecting school bus personnel or operations (i.e., school bus personnel drug or alcohol testing, driver licensing or training procedures, etc.) or the introduction onto vehicles of new safety features or any other equipment (i.e., increased seat-back padding, back-up beepers, stop arms, safety sensors, etc.), the Contractor must comply promptly. The Contractor must assume the full cost of compliance with any new or revised driver, escort and/or operational procedures or for the purchase and installation of new safety features or other equipment in compliance with any such changes and will not be entitled to any additional remuneration from the BOE except as expressly permitted by law.

     (7) Use of Vehicles. Article XII entitled "Use of Vehicles" in Contract Serial Nos. 0070, 8108, G8805, G8891 and G9325 and Article 35 entitled "Use of Vehicles" in Contract Serial Nos. 7165, 7200 and 7291, are hereby amended by the addition of sixth and seventh unnumbered paragraphs at the end of each such Article to read as follows:

     "In addition to all other uses of vehicles prescribed in pupil transportation contracts, the Director shall have the right, power and authority to require the Contractor to provide vehicles during the hours between the transportation of pupils to school for the morning sessions and the pick-up of pupils for homeward bound trips for service to other mayoral and/or non-mayoral City of New York agencies and to any other public agencies and/or private organizations; as determined by the Director. While not previously invoked to any great extent during the period of the Contract, the provisions of the third unnumbered paragraph contained in this Article XII are still in full force and effect as stated herein. The Contractor shall be entitled to payment for such services as stipulated in this contract. At no time shall such service interfere with the timely transportation of pupils to and from school."

(H) MISCELLANEOUS FINANCIAL AMENDMENTS. Any express terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

     (1) Further Amendments. The Contractor hereby agrees and covenants to execute any further amendment to the Contract


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     that the New York State Education Department requires to secure the Department's approval of this Extension and Eighth Amendment Agreement and to maintain the continuity of funding.

     (2) Insurance Cost Increase Provision. Whereupon the Legislature amends the State Education Law to allow the Board of Education to obtain State funding to reimburse the Contractor for any amount of demonstrated and approved increases in the cost of insurance, this Contract will be deemed automatically amended to allow such reimbursement according to the exact terms of any such statutory provision.

          (a) Interim Insurance Provision. For only so long as the State Education Law does not provide expressly for reimbursement of vehicle insurance and/or escort health and welfare insurance cost increases, the Board of Education agrees and consents for a limited time to a partial or complete suspension of the application of the two percent (2%) prompt payment discount, but only to the for Contract Serial Nos. 0070, 8108, G8805, G8891 and G9325, and only to the extent of the Contractor's annual proof of eligibility.

          (b) To be eligible for a partial or complete suspension of the two percent (2%) prompt payment discount for each Extension Year regarding vehicle insurance rate increases, the Contractor must meet eligibility conditions and adhere to rules, procedures and definitions for the annual submittal of an "Insurance Rate Increase Claim Statement," as such are expressed in Appendix B. The said eligibility conditions, rules, procedures and definitions for partial or complete suspension of the two percent (2%) prompt payment discount for each Extension Year are hereby incorporated by this reference into this Extension and Amendment Agreement as if set out herein in their entirety, and a copy of the said eligibility conditions, rules, procedures and definitions is hereto annexed as Appendix B.

          (c) Documentation of Escort Health & Welfare Insurance Rate Increases. To be eligible for a partial or complete suspension of the two percent (2%) prompt payment discount for each Extension Year regarding escort health and welfare insurance rate increases, the Contractor must document to the satisfaction of the Director the amount of escort health and welfare insurance cost and increases actually experienced. The base year for the escort


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          health and welfare insurance calculation is January 1, 1990 through December 31, 1990.

               (i) During the Fourteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1995 through December 31, 1995 and the amount paid for such coverage for the period from January 1, 1990 through December 31, 1990. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

               (ii) During the Fifteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1996 through December 31, 1996 and the amount paid for such coverage for the period from January 1, 1990 through December 31, 1990. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

               (iii) During the Sixteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1997 through December 31, 1997 and the amount paid for such coverage for the period from January 1, 1990 through December 31, 1990.


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

               (iv) During the Seventeenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1998 through December 31, 1998 and the amount paid for such coverage for the period from January 1, 1990 through December 31, 1990. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

               (v) During the Eighteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1999 through December 31, 1999 and the amount paid for such coverage for the period from January 1, 1990 through December 31, 1990. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

          (d) Payment Deadline for Application of Prompt Payment Discount. The Contractor consents, agrees and stipulates that the two percent (2%) prompt payment discount will apply to payments for all services rendered pursuant to this Contract which the BOE makes within six (6) business days after thirty (30) days have elapsed from the date of the BOE's receipt of the Contractor's monthly invoice.

          (e) Audit and Recovery of Overpayment. Each Insurance Cost Justification Financial Statement will be subject to audit and approval by the BOE. As above provided, the BOE will have the right, power and authority to recover any amounts paid to the Contractor which the BOE determines to be unjustified either by deductions from any later payments which become due and owing to the Contractor.

          (g) Limitation on Discount Suspension. The Contractor consents, agrees and stipulates that the suspension of the prompt payment discount will survive only so long as the insurance crisis continues or until the effective date of any amendment of the State Education Law as mentioned above at Paragraph (H) (3) (a). The BOE will have the right, power and authority to cease the suspension of this discount when the insurance crisis abates, as determined at the Director's sole discretion.

          (h) Contractor's Use of Revenue. The Contractor hereby agrees, covenants and warrants that any funds which the Contractor derives because of the suspension of the two percent (2%) prompt payment discount will be applied only to the payment of insurance premiums and will be used for no other purpose. Whereupon the BOE discovers that the Contractor will have used such funds for other purposes, the Contractor will be disqualified permanently from any future suspension of the prompt payment discount.

          (i) Limitation on Actions. If, after the BOE will have determined the Contractor not to be entitled to further suspension of the prompt payment discount, there arises litigation at any future time whereby the Contractor attempts to secure the prompt payment discount suspension in perpetuity, the Contractor consents, agrees, stipu-


                                       44
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          lates and covenants not to use or attempt to use this document in any manner to establish that the BOE or the City of New York must suspend the prompt payment discount or pay any amounts thereunder to the Contractor.

     (3) Fingerprint Processing and Identification Badges. The Contractor hereby agrees, consents and covenants that at the discretion of the Director, all employees of the Contractor including but not limited to principals, shareholders, stockholders, managers, dispatchers, office personnel, and mechanics, will be subject to a fingerprint check. The Contractor also, hereby agrees, consents and covenants that the costs to process fingerprints, criminal background research, other documents and identification badges for any of the above mentioned will not be borne by the Board of Education. Whereupon OPT assumes the responsibility to process fingerprints, criminal background research, other documents and identification badges, the Contractor agrees and covenants to be bound by rules and procedures prescribed by the Director whereby the BOE will defray the associated administrative costs.

     (4) Vacillation in the Number of Contract and/or Additional Vehicles during Extension Periods. Article XIII entitled, "Increase or Decrease in the Number of Vehicles," is henceforth amended as follows:

          (a) The current Paragraph C is henceforth redesignated as Paragraph D. A new Paragraph C is added immediately below the current Paragraph B. The new paragraph shall reads as follows:

               C. Increases and/or Decreases in the Number of Vehicles during Extension Periods. The Board of Education and the Contractor hereby acknowledge and stipulate that the number of vehicles required to serve pupil transportation needs may change often during each school year due to changes in pupil population, default or voluntary surrender of a Contract or changes in policy or directives adopted by the BOE, the City of New York, the State Department and/or Financial Control Board, over the term of an Extension Agreement.

               "If the Director eliminates any vehicle(s) from the number originally awarded to the Contractor and later offers again a vehicle(s) of the same type(s)


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


               and geographical service area(s) due to any resumed need, the Contractor shall be entitled to restoration up to and including the number of vehicles of the same type(s) and geographical service area(s) originally awarded pursuant to the procedures specified above in Paragraph B.

               "The Director shall offer any 'additional' vehicle(s) first to the contractor with the lowest 'current' weighted average daily rate per vehicle and the daily rate per escort in the relevant contractual item, pursuant to the procedures specified above in Paragraph B. Additional vehicles will be offered first to the Contractor will the lowest current daily weighted average plus the daily rate per escort. The ranking will include both those Contractors who are under an extension agreement and those Contractors who are under the terms of Contracts for similar work.

               "The term "lowest weighted average daily rate per vehicle," plus the daily rate per escort, which is used to determine the order in which contractors are affected by both the decrease provisions of Paragraph A and the increase provisions of Paragraph B concerning both original vehicles and all additional vehicles, shall reflect the current rates paid by the Board of Education at the time of an offer.

     (5) Pending Litigation. (a) Pertaining only to contracts under Serial Nos. 0070, 8108, G8805, G8891, and G9325, the contractor does hereby acknowledge that he/she is fully aware and apprised of pending litigation cases concerning cost justification which have been consolidated under the caption of A.C. Transportation. Inc., et. al., v. Board of Education of City of New York. et al., Index No. 30841/92 (5. Ct. New York County) (the "litigation"). Subject to the final judicial disposition or settlement of the litigation, the Contractor does hereby consent, agree and covenant that the daily rate(s) per vehicle to be paid by the BOE to the Contractor during the period of the 1995-2000 Extension and Amendment Agreement shall be the daily rate(s) per vehicle approved by the BOE Office of Auditor General and as first decreased and thereafter augmented each Extension Year pursuant to provisions contained herein (the "OAG Rate"), unless the Contractor shall make a written request to the Director to

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     be paid the daily rate(s) per vehicle based on such rate(s) paid during the Eleventh Extension Year, as augmented during the Twelfth and Thirteenth Extension Years, decreased during the Fourteenth Extension Year, and thereafter augmented during the Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years pursuant to provisions contained herein (the "Contractor's Rate").

          (b) To be effective, the Contractor's written request to be paid at a higher daily rate(s) per vehicle must state that the Contractor does consent, agree and covenant to be bound by the terms and conditions of any settlement(s) or final judicial disposition(s) in these pending litigation cases. To be effective, the Contractor's written request must also state that the Contractor shall provide collateral annually in a form and amount acceptable to the BOE Office of Auditor General sufficient to secure the difference(s) each Extension Year between the OAG Rate and the Contractor's Rate (the "Annual Rate Difference"), i.e., the difference(s) between the daily rate(s) per vehicle in fact paid during the Eleventh Extension Year, as augmented during the Twelfth and Thirteenth Extension Years, decreased during the Fourteenth, and augmented during the Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years pursuant to provisions contained herein, and such daily rate(s) per vehicle for which has been or shall have been determined to be appropriate by the BOE Office of Auditor General for the Twelfth and Thirteenth Extension Years, decreased during the Fourteenth Extension Years, and augmented during the Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years pursuant to provisions contained herein.

          (c) The BOE shall be required to surrender or release such collateral to the Contractor only on the following conditions: (i) upon the settlement(s) or final judicial disposition(s) of the said litigation cases and upon the Contractor's payment to the BOE of any amounts agreed or determined to be due and owing from the Contractor to the BOE; and, (ii) if and to the extent that a higher daily rate(s) per vehicle than that approved by the BOE Office of Auditor General is sustained upon a final judicial disposition(s) of the litigation.

          (d) The following forms of collateral are deemed to be acceptable: (i) if the BOE withheld retainage as perfor-


                                       47
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          mance security from the Contractor during the Thirteenth Extension Year and the estimated cumulative performance security retainage amounts for the Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years are equal to or greater than the minimum collateral amounts estimated by the BOE Office of Auditor General for the Fourteenth, Fifteenth, Sixteenth and Seventhteenth and Eighteenth Extension Years, the Contractor may use such retainage for the Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years as collateral, provided the Contractor furnishes a written agreement each year to the Director that such retainage shall be pledged as collateral against any rate reduction(s) and overpayment recovery by the BOE; (ii) if the Contractor's monthly service payments plus performance security retainage for the Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years are equal to or greater than the minimum collateral amounts estimated by the BOE Office of Auditor General for Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years, the Contractor shall provide to the Director a written agreement to receive monthly service payments on or about the twenty-fifth (25th) day following each month of service with no surrender by the BOE of the Two Percent (2%) Prompt Payment Discount if payment shall be delayed by more than thirty (30) days after the BOE's receipt of each monthly invoice, as provided in
          Article V of the Contract; (iii) the Contractor shall provide a confirmed irrevocable Letter of Credit from an acceptable financial institution for the benefit of the BOE, renewed annually, in an amount minimally equal to the collateral deemed necessary by the BOE Office of the Auditor General; (iv) a surety payment bond on which the BOE shall appear as the insured, issued by an insurer licensed to do business in the State of New York, renewed annually, in an amount minimally equal to the collateral deemed necessary by the BOE Office of Auditor General; (v) the Contractor shall furnish title vested in the BOE to a frozen bank account to be held by the BOE in escrow in an amount minimally equal to the collateral deemed necessary by the BOE Office of Auditor General; or, (vi) in the event that the Contractor does not elect one of the foregoing forms of collateral provided for in this subparagraph (d), the Contractor's daily rate(s) per vehicle shall be reduced to a level(s) approved by the BOE Office of the Auditor General, the disputed difference(s) shall be held by the BOE in escrow for the


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          Contractor in an interest bearing account maintained by the Comptroller of the City of New York pending the outcome of the litigation, and such amount shall be payable to the Contractor in accordance with subparagraph (c) hereof.

          (e) If the Contractor elects under Article (G), Paragraph (5) (d) (vi) above to receive the reduced daily rate(s) per vehicle during the 1995-96 Extension Year, then the amount to be escrowed shall be the difference(s) between 98.5% of the higher daily rate(s) and 98.5% of the reduced daily rate(s) per vehicle to be paid to the Contractor during the 1995-96 Extension Year shall be 98.5% of the reduced daily rate(s).

          (f) If litigation is unresolved prior to June of the Fourteenth, Fifteenth, Sixteenth, Seventeenth and Eighteenth Extension Years, the BOE shall retain from the Contractor's monthly service payment(s) for June of each Extension Year any underpayment collateral for the year then ended, as determined by the BOE Office of Auditor General. The BOE shall hold such retainage in escrow for the Contractor in an interest bearing account maintained by the Comptroller of the City of New York pending the outcome of the litigation.

(I) GENERAL MISCELLANEOUS AMENDMENTS. Any express terms, conditions and specifications to the contrary notwithstanding, the Contract is hereby amended as follows:

     (1) Cancellation. (a) General Terms and Conditions Section 7 entitled, "Cancellation," is amended so that the Director may seek to have the Contractor declared by the Chancellor's Board of Review to be in default of the Contract either as a whole or merely in one or more "items" of the Contract, i.e., the Contract is divisible into its several "items." Upon a finding of default, the Chancellor's Board of Review will have the right, power and authority to terminate the whole Contract or merely one or more contractual "items."

     (b) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new paragraph "D" to read as follows: "In the event of significant or repeated safety violations due to acts of commission or omission by the Contractor or by its employees, which result from the Contractor's failure to conduct its operations in accordance with good practices in the pupil transportation business, the BOE


                                       49
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     shall have the right to terminate the contract upon thirty days advance written notice to the Contractor, unless the Contractor can establish to the Director's reasonable satisfaction that the Contractor's record of safety will thereafter be satisfactory in accordance with good industry practices. For purposes of this provision, "safety violations" shall mean significant or repeated violation of safety laws and/or regulations of the United States Department of Transportation, the New York State Department of Transportation, The New York City Department of Transportation, and the BOE Office of Pupil Transportation, provided that prior to terminating this agreement for repeated safety violations the BOE Office of Pupil Transportation shall provide the contractor with notice and an opportunity to cure."

     (c) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new paragraph "E" to read as follows: "In the event of an indictment of the Contractor, any of its principals, officers, or management employees on the basis of acts of commission or omission involving or affecting the provision of pupil transportation services under any BOE pupil transportation contract(s) including, but not limited to, acts of commission or omission which excessively increase BOE costs of doing business, the BOE will have the right, at the Director's discretion, either to terminate the Contract upon thirty days advance written notice to the Contractor or to require the Contractor to obtain the employment termination and ownership divestiture of the indicted party. Before a final decision on either alternative disposition, the Director will afford the Contractor a personal meeting to allow for a full, open discussion of relevant issues."

     (d) General Terms and Conditions Section 7 entitled, "Cancellation," is amended by the addition of a new paragraph "F" to read as follows: "Nothing herein shall otherwise limit the rights and remedies of the Director as set forth in this contract."

     (2) Standards of Professional Conduct and Performance. If the Director promulgates new standards of professional conduct and/or minimum levels of competency or performance for drivers and escorts, the Contractor must ensure that all affected employees are made fully aware of, and act in full compliance with, such new standards. In addition, the Contractor must certify in the manner prescribed by the Director that each and


                                       50
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     every driver, escort and other affected employee has received written notification of such new standards.

     (3) Advertising on Vehicles. (a) The Contractor hereby agrees and warrants to cooperate fully and completely with the Board of Education regarding the placement of advertisements on the two (2) exterior sides of all vehicles, including all spare vehicles. The Contractor shall not be responsible for any costs, labor or other work associated with the installation, repair, maintenance, replacement and/or removal of advertisements or the repair and/or maintenance of school bus vehicles in relation thereto. In addition, the Contractor must not cause, incur or allow any costs, expenses or other liabilities on its own part concerning anything whatsoever directly or indirectly related to the placement, repair, maintenance and/or removal of advertisements on school bus vehicles or the repair or maintenance of school bus vehicles in connection with such advertisements, and the Contractor shall not demand, nor be entitled to, any compensation from the Board of Education for any such costs, expenses or other liabilities.

     (b) The Contractor shall allow the Board or the Board's agents, employees, contractors, subcontractors or other representatives to affix any and all such advertisements to the Contractor's vehicles by any means the Board selects including, but not limited to, metal and/or plastic frames and/or direct application, adhesive decals, provided, that the BOE or its agent, contractor and/or subcontractor shall be responsible for the cost to restore the vehicle bodies with respect to any damage upon removal. The Contractor shall cooperate fully to provide access to all of its vehicles under the Contract, including spare vehicles, at such times when they are not in use for Board transportation service including the early morning, midday and evening hours, as the Board or the Board's agents, employees, contractors, subcontractors or other representatives shall schedule with at least three business days advance notice. Whereupon any advertisement or any component part thereof becomes damaged to any extent or destroyed, for any reason whatsoever, and/or whereupon any vehicle sustains damage or requires repairs or maintenance due to any advertisements or any component part thereof, the Contractor shall notify the Board or the Board's designated agents, employees, contractors, subcontractors or other representatives within twenty-four (24) hours by calling an "(800)" telephone number which the Board shall supply to the Contractor. It the Contractor is dissatisfied for any reason


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     with any vehicle repairs or maintenance supplied by the Board or the Board's designated agents, employees, contractors, subcontractors or other representatives, the Contractor shall submit any such claim or dispute in writing to the Director of the Office of Pupil Transportation for resolution whose decision shall be final and binding upon the Contractor, except for administrative appeal to the Chancellor's Board of Review pursuant to Section 8.3 of the Board of Education's Bylaws.

     (c) The Contractor hereby consents, acknowledges and agrees that any and all revenues or other consideration derived from the placement of advertisements on the Contractor's vehicles shall be and remain forever the sole and exclusive property of the Board of Education and not the Contractor. The Contractor further agrees to follow in every respect any and all rules, regulations, requirements, specifications or procedures concerning school bus advertisements that the Board may, in its sole discretion, promulgate in the Board's "SCHOOL BUS CONTRACTOR'S MANUAL OF PROCEDURES AND REQUIREMENTS," as currently or hereafter updated, revised or otherwise changed.

     (4) Incorporation of More Favorable Terms. As an inducement to the Contractor to execute this Extension and Eighth Amendment Agreement prior to April 15, 1994, the BOE agrees that, if there are any subsequent extension agreements with other contractors for any handicapped student transportation originally awarded under Serial Nos. 0070, 8108, G8805, G8891 and G9325 which contains terms more favorable to the contractors, the BOE will agree to amend the Contract further to incorporate those same more favorable terms.

     (5) Unlawful or Unenforceable Provisions Void. Whereupon this Extension and Eighth Amendment Agreement is found to contain any unlawful or unenforceable provision(s) which is not essential to continued performance or which is not material to the intent and inducement of the parties, such provision(s) will be deemed of no effect and will, upon application of either party, be stricken from this document without thereafter affecting the binding force of the remainder of this Extension and Eighth Amendment Agreement.

     (6) Approval and Execution. This Extension and Eighth Amendment Agreement will not become binding or effective upon the Board of Education until the following series of events will have transpired: (a) approval as to form by the BOE Office of Legal Services; (b) authorization by a resolution duly adopted


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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
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     by a vote of the Board of Education which will be deemed to be incorporated herein; (c) execution on behalf of the Board of Education by the Chancellor or his/her designee; (d) approval by the New York State Commissioner of Education; (e) initial registration with Comptroller and re-registration with the Comptroller each year thereafter; and, (f) initial approval and subsequent annual re-approval by the New York State Financial Control Board pursuant to the New York State Emergency Act for the City of New York, the rules and regulations of said Board so require.

     (7) Implementation of the State Education Law. This Extension and Eighth Amendment Agreement is intended to implement the provisions of the New York State Education Law, Section 305, Subdivision 14 and the attendant regulations of the New York State Commissioner of Education. Whereupon there exist any inconsistency between the Board of Education and the State Education Department concerning this statutory provision, the attendant regulations of the Commissioner of Education and/or any formula(e) for reimbursement of funds, this Extension and Eighth Amendment Agreement will be deemed amended automatically to conform to the interpretation of the State Education Department but only for the protection of the Board of Education's interests and only at the Board of Education's option.

     (8) The Comptroller will endorse hereon during the term of this Contract his/her certificates that there are appropriations or funds applicable thereto sufficient to pay the estimated expense to execute and operate this Contract during the respective fiscal periods.

     (9) As used herein, the singular will include the plural and vice versa.

     (10) All other provisions of the Contract as amended by the 1984 Extension Agreement and Fourth Amendment Agreement, by the 1987 Extension Agreement and Fifth Amendment Agreement, and the 1990 Extension and Sixth Amendment Agreement, except those provisions herein noted and revised, will remain in full force and effect.

     (11) The Contractor does hereby consent and agree to cooperate with the BOE concerning the elimination of the Contractor's payment of Federal, State and local sales, excise and use taxes on purchases, leases and other transfers which the Contractor makes, effects, causes or allows in the performance of the Contract. The particular rules and

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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


     procedures concerning the elimination of such taxes shall be promulgated in the Board's "SCHOOL BUS CONTRACTOR'S MANUAL OF PROCEDURES AND REQUIREMENTS," a draft copy of which shall be circulated to the contractors for comment before final promulgation. Such rules and procedures may include, but are not necessarily limited to, the following: (A) the Contractor's use of the Board's tax exempt status when making, effecting, causing or allowing purchases, leases and other transfers in the performance of the Contract (the Board shall furnish the Contractor with appropriate forms and procedures), provided that the Contractor shall remain the purchases or lessee of its vehicles, goods, commodities, supplies, equipment and so forth; and, (B) the Contractor's cooperation through the production of documentary evidence, as specified by the Board, with any and all attempts by the Board to seek and obtain refunds of any and all Federal, State and local excise, sales and use taxes which the Contractor has paid during the applicable statutory period of limitation for goods, fuel, commodities, services, leases, etc. in the performance of the Contract. Whereupon the Board requires the Contractor to produce documentary evidence in the course of any attempt by the Board to seek and obtain such refunds of taxes, the Board shall pay the Contractor, as consideration for such cooperation, twenty percent (20%) of any refund amount attributable to the Contractor's purchases, leases and other transfers, but only when and after such refund amounts are actually received by the Board.

IN WITNESS WHEREOF the parties have executed this Extension Agreement and Eighth Amendment Agreement in septuplicate the year and day below written.

For the Board                          For the Contractor


/s/ [ILLEGIBLE]          for           Amboy Bus Company, Inc.
-----------------------------          -----------------------------------------
CHANCELLOR                             (Print full name above)


                                       46-81 Metropolitan Avenue
                                       -----------------------------------------

                                       Ridgewood, NY 11385
                                       -----------------------------------------
                                              (Print address above)


BY: /s/ Michael P. Coneys                  BY: /s/ Michael Gatto
    -------------------------                  ---------------------------------
    Approved as to Form                        Sec. Tres
                                               (Sign in ink above - Print
                                               name and title below)

                                           Michael Gatto
                                           -------------------------------------
                                           Sec Tres

Michael P. Coneys
-----------------------------
OFFICE OF LEGAL SERVICES


DATED: 6/19/96

                                       Subscribed and sworn to me this 26
                                       day of June, 1996


                                       /s/ Marilyn C. Wise
                                       -----------------------------------------
                                                   Notary Public

                                                        MARILYN C. WISE
                                                Notary Public, State of New York
                                                        No. 41-6834893
                                                   Qualified in Queens County
                                                   Commission Expires 10/31/97

IN WITNESS WHEREOF the parties have executed this Extension Agreement and Eighth Amendment Agreement in septuplicate the year and day below written.

For the Board                          For the Contractor


/s/ [ILLEGIBLE]          for           Staten Island Bus Co.
-----------------------------          -----------------------------------------
CHANCELLOR                             (Print full name above)


                                       7 North Street
                                       -----------------------------------------

                                       Staten Island, New York 10302
                                       -----------------------------------------
                                              (Print address above)


BY: /s/ Michael P. Coneys                  BY: /s/ Michael Gatto
    -------------------------                  ---------------------------------
    Approved as to Form                        (Sign in ink above - Print
                                               name and title below)

                                           Michael Gatto
                                           -------------------------------------
                                           Sec Tres

Michael P. Coneys
-----------------------------
OFFICE OF LEGAL SERVICES


DATED June 19, 1996

                                       Subscribed and sworn to me this 26
                                       day of June, 1996


                                       /s/ Marilyn C. Wise
                                       -----------------------------------------
                                                   Notary Public

                                                        MARILYN C. WISE
                                                Notary Public, State of New York
                                                        No. 41-4836893
                                                   Qualified in Queens County
                                                   Commission Expires 10/31/97


                                       55
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                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


                                   APPENDIX A

Only for Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325, where a contractor meets conditions of eligibility may allowable cost increases accrued during the period of the Twelfth to Fourteenth Extension Years be carried forward "below-the-line" to supplement those cost increases which are used to justify an augmentation of the daily rate per vehicle for the Sixteenth and Seventeenth Extension Years. In addition, only for Contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325 where a contractor meets conditions of eligibility may allowable cost increases accrued the during the period of Fifteenth to Sixteenth Extension Years be carried forward "below-the-line" to supplement those cost increases which are used to justify an augmentation of the daily rate per vehicle for the Seventeenth Extension Year. To be eligible to carry forward such cost increases, a contractor must provide annually a cost increase comparison between the Twelfth and Fourteenth Extension Years and the Fifteenth and Sixteenth Extension Years (when appropriate that identifies all items of cost increase and, separately, the percentage of cost increase if any, to be carried forward and applied to a given subsequent base year. The base year is the year immediately preceding the given subsequent extension year to which the cost increases from the Twelfth to Fourteenth Extension Years and/or the Fifteenth to Sixteenth Extension Years are to be applied. The Board's Auditor General may prescribe additional eligibility conditions as deemed appropriate in his/her sole discretion. The term "below-the-line" is defined to mean that cost increases from the periods of the Twelfth to Fourteenth and Fifteenth to Sixteenth Extension Years, which are carried forward, are deemed as allocated to the period of accrual, i.e., the Twelfth to Fourteenth and Fifteenth to Sixteenth Extension Years, respectively, and not to the subsequent extension year(s) to which they are carried forward and applied both supplementally and "below-the-line" as prior cost increases that have not as yet been absorbed by the lesser of an annual Consumer Price Index increment or a fixed annual rate augmentation cap. Once a cost increase item accrued during the Twelfth to Fourteenth or Fifteenth to Sixteenth Extension Years has been carried forward and applied "below-the-line" to a given base year, it may not be used again in any later base year.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


                                   Appendix B

(1) Eligibility for Discount Suspension. For contracts under Serial Nos. 0070, 8108, G8805, G8891 and G9325 to be eligible for a suspension of the two percent (2%) prompt payment discount, to which the BOE is otherwise entitled under the provisions of the Contract, the Contractor must demonstrate in an annual "Vehicle Insurance Rate Increase Claim Statement" that increases of insurance premium rates have created unreasonable financial burdens. Each annual "Vehicle Insurance Rate Increase Claim Statement" will be subject to approval at the sole discretion of the Director in consultation with the BOE Office of Auditor General. Eligibility for vehicle insurance also rests on the Contractor's showing that the insurance premiums which reflect annual increases are sufficient to provide minimum levels of coverage required pursuant to the BOE Resolution of September 6, 1985, as amended, and the Contract, as amended. The extent of the discount suspension, if any, is governed by the provisions immediately below at Paragraphs (L) (2) and (3).

(2) The term "Vehicle Insurance Rate Increase Claim Statement" is defined as a written accountant's review report prepared by an independent Certified Public Accountant ("CPA") or Public Accountant ("PA") licensed by the State of New York. Each such review report must state (a) that a review was performed in accordance with the standards of the American Institute of Certified Public Accountants ("AICPA"), (b) that the information and data contained in the "Vehicle Insurance Rate Increase Claim Statement" are the representations of the Contractors management, and (c) that it describes the nature of the review as distinct from an audit. Each such review report must furnish at least the limited assurance that, based upon the review, the CPA/PA is not aware of any material modifications that should be made to the "Vehicle Insurance Rate Increase Claim Statement" in order for it to conform to the AICPA's generally accepted accounting principles. Contractor's who have not had a CPA audited report performed for tax, securities or other operation-wide purpose within two
(2) years of the commencement date of this Extension and Amendment Agreement must submit a certified and audited "Vehicle Insurance Rate Increase Claim Statement" prepared by an independent CPA for the 1995-96 Extension Year. Furthermore, the CPA or PA who prepares each "Vehicle Insurance Rate Increase Claim Statement" and each review report must state that he/she has studied the cost justification manual supplied by the BOE and has applied the standards contained therein for

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


the development of the "Vehicle Insurance Rate Increase Claim Statement." Still further, the CPA or PA must have no interest in this Contract, the Contractor or any of the Contractor's parent, subsidiary or other affiliated entities and must so certify in writing. The "Vehicle Insurance Rate Increase Claim Statement" shall utilize form prescribed by the Director as approved by the State Education Department.

(3) Documentation of Vehicle Insurance Rate Increases. The Contractor must submit a copy of the full insurance policy and a copy of all invoices from the insurance carrier(s) noting the full amount of premiums which are the subject of any claims. During the 1995-96 and 1996-97 Extension Years, the base year for the vehicle insurance calculation is January 1, 1991, through December 31, 1991. During the 1997-98, 1998-99 and 1999-2000 Extension Years, the base year for the vehicle insurance calculation is January 1, 1994, through December 31, 1994.

          (a) During the Fourteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1995 through December 31, 1995 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

          (b) During the Fifteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1996 through December 31, 1996 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%)

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

          (c) During the Sixteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1997 through December 31, 1997 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

          (d) During the Seventeenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1998 through December 31, 1998 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.

                   EXTENSION AND EIGHTH AMENDMENT OF CONTRACT
               FOR SPECIAL EDUCATION PUPIL TRANSPORTATION SERVICES


          (e) During the Eighteenth Extension Year, the Contractor must show the difference between all premiums paid for required coverage for the period from January 1, 1999 through December 31, 1999 and the amount paid for such coverage for the period from January 1, 1994 through December 31, 1994. For a complete suspension of the discount, the difference between the two (2) years must be equal to or greater than the value of the two percent (2%) discount for each year as adjusted by the annual percentage of increase provided above in Paragraph (B) of this Extension Agreement and as calculated on a monthly basis at the coverage levels prescribed by the BOE during the balance of the contract period. To the extent that the difference is between zero percent (0%) to two percent (2%), there will be a proportionate reduction in the suspension of the discount.